                                                                    Exhibit g.1a
                                August 23, 1999

The Brinson Funds
209 South LaSalle Street
Chicago, IL 60604

          Re: Amendment to the Multiple Services Agreement effective May 9, 1997
              To Add/Remove Authorized Persons
              ------------------------------------------------------------------

Dear Sirs:

          We refer to the Multiple Services Agreement effective May 9, 1997 (the "Multiple Services Agreement") between The Chase Manhattan Bank (formerly Morgan Stanley Trust Company) (the "Bank") and The Brinson Funds (the "Customer") on behalf of its separate series (the "Series") which are listed on Schedule B1 of the Multiple Services Agreement.

          The parties hereby agree that "Schedule B3 - List of Authorized Persons" of the Multiple Services Agreement is amended by adding or removing each authorized person as indicated on "Schedule B3 Continued - List of Authorized Persons - The Brinson Funds" attached hereto. Schedule B3 of the Multiple Services Agreement, as supplemented hereby, shall remain in full force and effect.

          The Multiple Services Agreement, as amended by this letter amendment, shall continue in full force and effect.

          Please evidence your acceptance of the terms of this letter by signing below and returning one copy to Stephen Buck, The Chase Manhattan Bank, Global Investor Services, Four New York Plaza, 3rd Floor, New York, NY 10004.


                                        Very truly yours,

                                        THE CHASE MANHATTAN BANK



                                        By: ____________________________________
                                        Name:
                                        Title:

Accepted and Agreed:

THE BRINSON FUNDS


By: _________________________________
Name:
Title:

                                  Schedule B3

                           LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate trades on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

                                             Initials
                                             --------

/s/ Michael A. Abellera                         M.A.A.
-------------------------------              ------------
Michael A. Abellera

/s/ Shelley J. Aron                             S.J.A.
-------------------------------              ------------
Shelley J. Aron

/s/ Christopher B. Baker                        C.B.B.
-------------------------------              ------------
Christopher B. Baker

/s/ Thomas D. Clarkson                          T.D.C.
-------------------------------              ------------
Thomas D. Clarkson

/s/ Norman Cumming                              N.C.
-------------------------------              ------------
Norman Cumming

/s/ James D. Foster                             J.D.F.
-------------------------------              ------------
James D. Foster

/s/ Paul J. Harvey                              P.J.H.
-------------------------------              ------------
Paul J. Harvey

/s/ B. Craig Hutson                             B.C.H.
-------------------------------              ------------
B. Craig Hutson

/s/ Jane L. Hutson                              J.L.H.
-------------------------------              ------------
Jane L. Hutson

/s/ James C. Jackson                            J.C.J.
-------------------------------              ------------
James C. Jackson

/s/ Debbie J. Johnson                           D.J.J.
-------------------------------              ------------
Debbie J. Johnson

/s/ Kiki Katsikas                               K.K.
-------------------------------              ------------
Kiki Katsikas

/s/ Linda A. Kent                               L.A.K.
-------------------------------              ------------
Linda A. Kent

/s/ Phillip B. Krauss                           P.B.K.
-------------------------------              ------------
Phillip B. Krauss

/s/ Matt Kruyswyk                               M.K.
-------------------------------              ------------
Matt Kruyswyk

/s/ Megan B. Lamb                               M.B.L.
-------------------------------              ------------
Megan B. Lamb

/s/ John C. Leonard                             J.C.L.
-------------------------------              ------------
John C. Leonard

/s/ Cheryl Lim                                  C.L.
-------------------------------              ------------
Cheryl Lim

/s/ James C. Malles                             J.C.M.
-------------------------------              ------------
James C. Malles

/s/ Alvin W. Marley                             A.W.M.
-------------------------------              ------------
Alvin W. Marley

/s/ Anthony J. Meyer                            A.J.M.
-------------------------------              ------------
Anthony J. Meyer

/s/ Lydia J. Miller                             L.J.M.
-------------------------------              ------------
Lydia J. Miller

/s/ Robert C. Moore                             R.C.M.
-------------------------------              ------------
Robert C. Moore

/s/ Ranji Nagaswami                             R.N.
-------------------------------              ------------
Ranji Nagaswami

/s/ Pamela M. Siple                             P.M.S.
-------------------------------              ------------
Pamela M. Siple

/s/ Gregory P. Smith                            G.P.S.
-------------------------------              ------------
Gregory P. Smith

/s/ David A. Strouse                            D.A.S.
-------------------------------              ------------
David A. Strouse

/s/ Justin C. Tabellione                        J.C.T.
-------------------------------              ------------
Justin C. Tabellione

/s/ Chester F. Wierciak                         C.F.W.
-------------------------------              ------------
Chester F. Wierciak

/s/ Mary Wilson                                 M.W.
-------------------------------              ------------
Mary Wilson

/s/ Glenn G. Wozniak                            G.G.W.
-------------------------------              ------------
Glenn G. Wozniak

                           LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                             Initials
                                             --------

/s/ Joseph A. Anderson                          J.A.A.
-------------------------------              ------------
Joseph A. Anderson

/s/ Erik D. Boyme                               E.D.B.
-------------------------------              ------------
Erik D. Boyme

/s/ Jennifer J. Drum                            J.J.D.
-------------------------------              ------------
Jennifer J. Drum

/s/ Renee Frodin                                R.F.
-------------------------------              ------------
Renee Frodin

/s/ Alta M. Jacko                               A.M.J.
-------------------------------              ------------
Alta M. Jacko

/s/ Jennifer L. Lauer                           J.L.L.
-------------------------------              ------------
Jennifer L. Lauer

/s/ Robert J. Oliver                            R.J.O.
-------------------------------              ------------
Robert J. Oliver

/s/ Kirk R. Sims                                K.R.S.
-------------------------------              ------------
Kirk R. Sims

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                             Initials
                                             --------

/s/ Samuel W. Anderson                          S.W.A.
-------------------------------              ------------
Samuel W. Anderson

/s/ Carolyn M. Burke                            C.M.B.
-------------------------------              ------------
Carolyn M. Burke

/s/ Richard C. Carr                             R.C.C.
-------------------------------              ------------
Richard C. Carr

/s/ Jeffrey J. Diermeier                        J.J.D.
-------------------------------              ------------
Jeffrey J. Diermeier

/s/ Thomas J. Digenan                           T.J.D.
-------------------------------              ------------
Thomas J. Digenan

/s/ David E. Floyd                              D.E.F.
-------------------------------              ------------
David E. Floyd

/s/ Mark F. Kemper                              M.F.K.
-------------------------------              ------------
Mark F. Kemper

/s/ E. Thomas McFarlan                          E.T.M.
-------------------------------              ------------
E. Thomas McFarlan

/s/ Debra L. Nichols                            D.L.N.
-------------------------------              ------------
Debra L. Nichols

/s/ Nicholas C. Rassas                          N.C.R.
-------------------------------              ------------
Nicholas C. Rassas

                      CHASE GLOBAL FUNDS SERVICES COMPANY



DATE:      August 2, 1999

RE:        Funds Transfer Authorization
           ----------------------------

The following is a list of Chase Global Funds Services Company personnel authorized to instruct Chase to transfer funds between the transfer agent operating accounts and the Brinson custody accounts.

NAME                        TITLE                         SIGNATURE

Nick Tuberosa          Director, Vice President       /s/ Nick Tuberosa
                                                      -----------------------
John Sheppard          Assistant Vice President       /s/ John Sheppard
                                                      -----------------------
Danielle Murray        Assistant Treasurer            /s/ Danielle Murray
                                                      -----------------------
Louis DiMuzio          Supervisor                     /s/ Louis DiMuzio
                                                      -----------------------
NingSu Chan            Supervisor                     /s/ NingSu Chan
                                                      -----------------------
Keith Mostyn           Supervisor                     /s/ Keith Mostyn
                                                      -----------------------
Eric Klein             Assistant Treasurer            /s/ Eric Klein
                                                      -----------------------

UBS Brinson Limited - London

                 List of Authorized Signatures - July 1, 1999
                 --------------------------------------------

   Printed Name                       Signature

   Tony Anderson                      /s/ Tony Anderson
                                      --------------------------

   Martin Ashdown                     /s/ Martin Ashdown
                                      --------------------------

   Ronald Aziz                        /s/ Ronald Aziz
                                      --------------------------

   Tom Barrett                        /s/ Tom Barrett
                                      --------------------------

   Sarah Bedwell                      /s/ Sarah Bedwell
                                      --------------------------

   Justin Beech                       /s/ Justin Beech
                                      --------------------------

   David Blaskett                     /s/ David Blaskett
                                      --------------------------

   Mark Boylan                        /s/ Mark Boylan
                                      --------------------------

   Katy Bradbury                      /s/ Katy Bradbury
                                      --------------------------

   Douglas Bryden                     /s/ Douglas Bryden
                                      --------------------------

   Richard Bustard                    /s/ Richard Bustard
                                      --------------------------

   Tiffany Clay                       /s/ Tiffany Clay
                                      --------------------------

   Richard Collins                    /s/ Richard Collins
                                      --------------------------

   Norman Cumming                     /s/ Norman Cumming
                                      --------------------------

   Megan Doherty                      /s/ Megan Doherty
                                      --------------------------

   Godfrey Dutton                     /s/ Godfrey Dutton
                                      --------------------------

   Sally Elliott                      /s/ Sally Elliott
                                      --------------------------

   Richard Fosker                     /s/ Richard Fosker
                                      --------------------------

                 List of Authorized Signatures - July 1, 1999
                 --------------------------------------------

   Printed Name                       Signature

   Michael Frankland                  /s/ Michael Frankland
                                      --------------------------

   Mark Gunn                          /s/ Mark Gunn
                                      --------------------------

   Peter Haliwell                     /s/ Peter Haliwell
                                      --------------------------

   Susan Hakki-Haroun                 /s/ Susan Hakki-Haroun
                                      --------------------------

   Nigel Head                         /s/ Nigel Head
                                      --------------------------

   James Hedley                       /s/ James Hedley
                                      --------------------------

   David Helson                       /s/ David Helson
                                      --------------------------

   Steven Herbert                     /s/ Steven Herbert
                                      --------------------------

   Amanda Hext                        /s/ Amanda Hext
                                      --------------------------

   Theresa Hickman                    /s/ Theresa Hickman
                                      --------------------------

   Nicola Hinton                      /s/ Nicola Hinton
                                      --------------------------

   Sam Horowitz                       /s/ Sam Horowitz
                                      --------------------------

   Michael Humphries                  /s/ Michael Humphries
                                      --------------------------

   Steve Jenson                       /s/ Steve Jenson
                                      --------------------------

   Suhail Khawaja                     /s/ Suhail Khawaja
                                      --------------------------

   Christopher Leonard                /s/ Christopher Leonard
                                      --------------------------

   Steven Liu                         /s/ Steven Liu
                                      --------------------------

   Graham Lock                        /s/ Graham Lock
                                      --------------------------

   Steven Lowe                        /s/ Steven Lowe
                                      --------------------------

   Caroline Martin                    /s/ Caroline Martin
                                      --------------------------

   Darren Mason                       /s/ Darren Mason
                                      --------------------------

   Paula Matthews                     /s/ Paula Matthews
                                      --------------------------

   Piers Maynard                      /s/ Piers Maynard
                                      --------------------------

                 List of Authorized Signatures - July 1, 1999
                 --------------------------------------------

   Printed Name                       Signature

   Nicola Milne                       /s/ Nicola Milne
                                      --------------------------

   Anne-Marie Parish                  /s/ Anne-Marie Parish
                                      --------------------------

   Mark Petherham                     /s/ Mark Petherham
                                      --------------------------

   Suzanne Phillips                   /s/ Suzanne Phillips
                                      --------------------------

   Richard Pollack                    /s/ Richard Pollack
                                      --------------------------

   Paul Purser                        /s/ Paul Purser
                                      --------------------------

   Philip Roberts                     /s/ Philip Roberts
                                      --------------------------

   Barrie Senior                      /s/ Barrie Senior
                                      --------------------------

   Mark Skeggs                        /s/ Mark Skeggs
                                      --------------------------

   Hanneke Smits                      /s/ Hanneke Smits
                                      --------------------------

   Lena Stoneham                      /s/ Lena Stoneham
                                      --------------------------

   Nina Terry                         /s/ Nina Terry
                                      --------------------------

   Frances Wadsworth                  /s/ Frances Wadsworth
                                      --------------------------

   Mark Wauton                        /s/ Mark Wauton
                                      --------------------------

   Arwyn Wickerson                    /s/ Arwyn Wickerson
                                      --------------------------

                           LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate trades on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

                                             Initials
                                             --------

/s/ Michael A. Abellera                         M.A.A.
-------------------------------              ------------
Michael A. Abellera

/s/ Shelley J. Aron                             S.J.A.
-------------------------------              ------------
Shelley J. Aron

/s/ Christopher B. Baker                        C.B.B.
-------------------------------              ------------
Christopher B. Baker

/s/ Thomas D. Clarkson                          T.D.C.
-------------------------------              ------------
Thomas D. Clarkson

/s/ Christopher L. Facka                        C.L.F.
-------------------------------              ------------
Christopher L. Facka

/s/ James D. Foster                             J.D.F.
-------------------------------              ------------
James D. Foster

/s/ Paul J. Harvey                              P.J.H.
-------------------------------              ------------
Paul J. Harvey

/s/ Dennis L. Hesse                             D.L.H.
-------------------------------              ------------
Dennis L. Hesse

/s/ B. Craig Hutson                             B.C.H.
-------------------------------              ------------
B. Craig Hutson

/s/ Jane L. Hutson                              J.L.H.
-------------------------------              ------------
Jane L. Hutson

/s/ James C. Jackson                            J.C.J.
-------------------------------              ------------
James C. Jackson

/s/ Debbie J. Johnson                           D.J.J.
-------------------------------              ------------
Debbie J. Johnson

/s/ Kiki Katsikas                               K.K.
-------------------------------              ------------
Kiki Katsikas

/s/ Linda A. Kent                               L.A.K.
-------------------------------              ------------
Linda A. Kent

/s/ Phillip B. Krauss                           P.B.K.
-------------------------------              ------------
Phillip B. Krauss

/s/ Matt Kruyswyk                               M.K.
-------------------------------              ------------
Matt Kruyswyk

/s/ Megan B. Lamb                               M.B.L.
-------------------------------              ------------
Megan B. Lamb

/s/ John C. Leonard                             J.C.L.
-------------------------------              ------------
John C. Leonard

/s/ Cheryl Lim                                  C.L.
-------------------------------              ------------
Cheryl Lim

/s/ James C. Malles                             J.C.M.
-------------------------------              ------------
James C. Malles

/s/ Alvin W. Marley                             A.W.M.
-------------------------------              ------------
Alvin W. Marley

/s/ Anthony J. Meyer                            A.J.M.
-------------------------------              ------------
Anthony J.Meyer

/s/ Lydia J. Miller                             L.J.M.
-------------------------------              ------------
Lydia J. Miller

/s/ Robert C. Moore                             R.C.M.
-------------------------------              ------------
Robert C. Moore

/s/ Wendy L. Nickerson                          W.L.N.
-------------------------------              ------------
Wendy L. Nickerson

/s/ Pamela M. Siple                             P.M.S.
-------------------------------              ------------
Pamela M. Siple

/s/ Gregory P. Smith                            G.P.S.
-------------------------------              ------------
Gregory P. Smith

/s/ David A. Strouse                            D.A.S.
-------------------------------              ------------
David A. Strouse

/s/ Anne M. Tremmel                             A.M.T.
-------------------------------              ------------
Anne M. Tremmel

/s/ Chester F. Wierciak                         C.F.W.
-------------------------------              ------------
Chester F. Wierciak

/s/ Mary Wilson                                 M.W.
-------------------------------              ------------
Mary Wilson

/s/ Glenn G. Wozniak                            G.G.W.
-------------------------------              ------------
Glenn G. Wozniak

                           LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                           BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                             Initials
                                             --------

/s/ Joseph A. Anderson                          J.A.A.
-------------------------------              ------------
Joseph A. Anderson

/s/ Erik D. Boyme                               E.D.B.
-------------------------------              ------------
Erik D. Boyme

/s/ Jennifer J. Drum                            J.J.D.
-------------------------------              ------------
Jennifer J. Drum

/s/ Renee Frodin                                R.F.
-------------------------------              ------------
Renee Frodin

/s/ Alta M. Jacko                               A.M.J.
-------------------------------              ------------
Alta M. Jacko

/s/ Jennifer L. Lauer                           J.L.L.
-------------------------------              ------------
Jennifer L. Lauer

/s/ Robert J. Oliver                            R.J.O.
-------------------------------              ------------
Robert J. Oliver

/s/ Kirk R. Sims                                K.R.S.
-------------------------------              ------------
Kirk R. Sims

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                             Initials
                                             --------

/s/ Samuel W. Anderson                          S.W.A.
-------------------------------              ------------
Samuel W. Anderson

/s/ Carolyn M. Burke                            C.M.B.
-------------------------------              ------------
Carolyn M. Burke

/s/ Richard C. Carr                             R.C.C.
-------------------------------              ------------
Richard C. Carr

/s/ Jeffrey J. Diermeier                        J.J.D.
-------------------------------              ------------
Jeffrey J. Diermeier

/s/ Thomas J. Digenan                           T.J.D.
-------------------------------              ------------
Thomas J. Digenan

/s/ David E. Floyd                              D.E.F.
-------------------------------              ------------
David E. Floyd

/s/ Dennis L. Hesse                             D.L.H.
-------------------------------              ------------
Dennis L. Hesse

/s/ Mark F. Kemper                              M.F.K.
-------------------------------              ------------
Mark F. Kemper

/s/ E. Thomas McFarlan                          E.T.M.
-------------------------------              ------------
E. Thomas McFarlan

/s/ Debra L. Nichols                            D.L.N.
-------------------------------              ------------
Debra L. Nichols

/s/ Nicholas C. Rassas                          N.C.R.
-------------------------------              ------------
Nicholas C. Rassas

                      CHASE GLOBAL FUNDS SERVICES COMPANY



DATE:      February 1, 1999

RE:        Funds Transfer Authorization
           ----------------------------

The following is a list of Chase Global Funds Services Company personnel authorized to instruct CHASE to transfer funds between the transfer agent operating accounts and the Brinson custody accounts.

NAME                        TITLE                         SIGNATURE

John Sheppard          Assistant Vice President       /s/ John Sheppard
                                                      -----------------------
Danielle Murray        Assistant Treasurer            /s/ Danielle Murray
                                                      -----------------------
Louis DiMuzio          Supervisor                     /s/ Louis DiMuzio
                                                      -----------------------
NingSu Chan            Supervisor                     /s/ NingSu Chan
                                                      -----------------------
Keith Mostyn           Supervisor                     /s/ Keith Mostyn
                                                      -----------------------
Daniel Venis           Senior Control Accountant      /s/ Daniel Venis
                                                      -----------------------
Brenda Sparrow         Senior Control Accountant      /s/ Brenda Sparrow
                                                      -----------------------
Brenda Tedesco         Senior Control Accountant      /s/ Brenda Tedesco
                                                      -----------------------
Christopher Delaney    Senior Control Accountant      /s/ Christopher Delaney
                                                      -----------------------

UBS Brinson Limited - London

                List of Authorized Signatures - January 4, 1999
                -----------------------------------------------

   Printed Name                       Signature

   Tony Anderson                      /s/ Tony Anderson
                                      --------------------------

   Martin Ashdown                     /s/ Martin Ashdown
                                      --------------------------

   Ronald Aziz                        /s/ Ronald Aziz
                                      --------------------------

   Tom Barrett                        /s/ Tom Barrett
                                      --------------------------

   Sarah Bedwell                      /s/ Sarah Bedwell
                                      --------------------------

   Justin Beech                       /s/ Justin Beech
                                      --------------------------

   David Blaskett                     /s/ David Blaskett
                                      --------------------------

   Mark Boylan                        /s/ Mark Boylan
                                      --------------------------

   Katy Bradbury                      /s/ Katy Bradbury
                                      --------------------------

   Richard Bustard                    /s/ Richard Bustard
                                      --------------------------

   Tiffany Clay                       /s/ Tiffany Clay
                                      --------------------------

   Richard Collins                    /s/ Richard Collins
                                      --------------------------

   Norman Cumming                     /s/ Norman Cumming
                                      --------------------------

   Megan Doherty                      /s/ Megan Doherty
                                      --------------------------

   Godfrey Dutton                     /s/ Godfrey Dutton
                                      --------------------------

   Sally Elliott                      /s/ Sally Elliott
                                      --------------------------

   Richard Fosker                     /s/ Richard Fosker
                                      --------------------------

                List of Authorized Signatures - January 4, 1999
                -----------------------------------------------

   Printed Name                       Signature

   Michael Frankland                  /s/ Michael Frankland
                                      --------------------------

   Mark Gunn                          /s/ Mark Gunn
                                      --------------------------

   Susan Hakki-Haroun                 /s/ Susan Hakki-Haroun
                                      --------------------------

   Nigel Head                         /s/ Nigel Head
                                      --------------------------

   James Hedley                       /s/ James Hedley
                                      --------------------------

   David Helson                       /s/ David Helson
                                      --------------------------

   Steven Herbert                     /s/ Steven Herbert
                                      --------------------------

   Amanda Hext                        /s/ Amanda Hext
                                      --------------------------

   Theresa Hickman                    /s/ Theresa Hickman
                                      --------------------------

   Nicola Hinton                      /s/ Nicola Hinton
                                      --------------------------

   Michael Humphries                  /s/ Michael Humphries
                                      --------------------------

   Steve Jenson                       /s/ Steve Jenson
                                      --------------------------

   Suhail Khawaja                     /s/ Suhail Khawaja
                                      --------------------------

   Scott Kinnear-Nock                 /s/ Scott Kinnear-Nock
                                      --------------------------

   Christopher Leonard                /s/ Christopher Leonard
                                      --------------------------

   Steven Liu                         /s/ Steven Liu
                                      --------------------------

   Graham Lock                        /s/ Graham Lock
                                      --------------------------

   Steven Lowe                        /s/ Steven Lowe
                                      --------------------------

   Caroline Martin                    /s/ Caroline Martin
                                      --------------------------

   Paula Matthews                     /s/ Paula Matthews
                                      --------------------------

   Piers Maynard                      /s/ Piers Maynard
                                      --------------------------

                List of Authorized Signatures - January 4, 1999
                -----------------------------------------------

   Printed Name                       Signature

   Nicola Milne                       /s/ Nicola Milne
                                      --------------------------

   Anne-Marie Parish                  /s/ Anne-Marie Parish
                                      --------------------------

   Suzanne Phillips                   /s/ Suzanne Phillips
                                      --------------------------

   Richard Pollack                    /s/ Richard Pollack
                                      --------------------------

   Paul Purser                        /s/ Paul Purser
                                      --------------------------

   Philip Roberts                     /s/ Philip Roberts
                                      --------------------------

   Barrie Senior                      /s/ Barrie Senior
                                      --------------------------

   Hanneke Smits                      /s/ Hanneke Smits
                                      --------------------------

   Frances Wadsworth                  /s/ Frances Wadsworth
                                      --------------------------

   Arwyn Wickerson                    /s/ Arwyn Wickerson
                                      --------------------------